CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Cash Flows from Operating Activities:
Net (loss)/income	$ 43,828	$ (4,497)	$ (8,342)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	579	$ 185	$ 72
Interest income from short-term investment	(135)
Fair value adjustments of loans	1,804
Changes in operating assets and liabilities
Accounts receivable	12,434	$ (23,123)	$ (3,030)
Loans at fair value	(1,804)
Prepaid expenses and other assets	(7,085)	$ (31,148)	$ (1,317)
Amounts due from/to related parties	(7,826)	(5,779)	255
Accrued expenses and other liabilities	14,062	$ 27,516	$ 1,088
Accounts payable	716
Restricted cash	(74,063)
Liabilities from risk reserve fund guarantee	86,958
Deferred tax assets	(27,991)
Deferred revenue	18,700
Net cash (used in) provided by operating activities	60,177	$ (36,846)	$ (11,274)
Cash Flows from Investing Activities:
Purchase of property, equipment and software	(2,610)	$ (580)	$ (123)
Purchase of short term investment	(17,508)
Redemption of short term investment	12,863
Investment in loans at fair value	(39,383)
Principal payment of loans at fair value	1,659
Net cash used in investing activities	(44,979)	$ (580)	$ (123)
Cash Flows from Financing Activities:
Cash contribution from owner	10	$ 37,650	$ 11,397
Proceeds received by the Trust from the Fund	39,792
Proceeds from initial public offering, net of offering cost	68,219
Proceeds from concurrent private placement, net of offering cost	9,000
Net cash provided by financing activities	117,021	$ 37,650	$ 11,397
Effect of foreign exchange rate changes	(1,800)	(2)
Net increase in cash and cash equivalents	130,419	$ 222
Cash and cash equivalents, beginning of year	222
Cash and cash equivalents, end of year	$ 130,641	$ 222